Exhibit 99.2

Released on January 20, 2012 at 2:32 p.m. by PR Newswire

FOR IMMEDIATE RELEASE

Contact:	Martha Fleming, Steve Brolly

  Fidelity Southern Corporation

  (404) 240-1504

FIDELITY SOUTHERN CORPORATION

DECLARES FIRST QUARTER STOCK DIVIDEND

Atlanta, GA (January 20, 2012) – Fidelity Southern Corporation (NASDAQ: LION) announced that the Board of Directors has approved the distribution on February 14, 2012, of the regular quarterly dividend to be paid in shares of common stock. The Corporation will distribute one new share for every 60 shares held on the record date of February 1, 2012.

Fidelity Southern Corporation, through its operating subsidiaries Fidelity Bank and LionMark Insurance Company, provides banking services and credit-related insurance products through 26 branches in Atlanta, Georgia, a branch in Jacksonville, Florida, and an insurance office in Atlanta, Georgia. SBA, indirect automobile, and mortgage loans are provided through employees located throughout the South. For additional information about Fidelity’s products and services, please visit the website at www.FidelitySouthern.com.

FIDELITY SOUTHERN CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	QUARTER ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)	2011	2010	2011	2010
INTEREST INCOME
LOANS, INCLUDING FEES	$22,396	$22,430	$86,698	$87,316
INVESTMENT SECURITIES	1,783	1,440	6,777	7,790
FEDERAL FUNDS SOLD AND BANK DEPOSITS	26	29	225	178

TOTAL INTEREST INCOME	24,205	23,899	93,700	95,284

INTEREST EXPENSE
DEPOSITS	3,519	4,713	16,309	23,445
SHORT-TERM BORROWINGS	173	123	685	1,021
SUBORDINATED DEBT	1,129	1,124	4,494	4,502
OTHER LONG-TERM DEBT	305	460	1,361	1,595

TOTAL INTEREST EXPENSE	5,126	6,420	22,849	30,563

NET INTEREST INCOME	19,079	17,479	70,851	64,721

PROVISION FOR LOAN LOSSES	5,300	6,975	20,325	17,125

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,779	10,504	50,526	47,596

NONINTEREST INCOME
SERVICE CHARGES ON DEPOSIT ACCOUNTS	1,148	993	4,143	4,284
OTHER FEES AND CHARGES	684	559	2,613	2,155
MORTGAGE BANKING ACTIVITIES	8,034	9,636	24,663	24,478
INDIRECT LENDING ACTIVITIES	1,581	1,088	5,891	4,485
SBA LENDING ACTIVITIES	1,871	638	8,463	2,435
SECURITIES GAINS	—	—	1,078	2,291
BANK OWNED LIFE INSURANCE	336	336	1,315	1,316
OTHER OPERATING INCOME	2,027	343	3,273	1,465

TOTAL NONINTEREST INCOME	15,681	13,593	51,439	42,909

NONINTEREST EXPENSE
SALARIES AND EMPLOYEE BENEFITS	13,410	11,939	47,525	42,573
FURNITURE AND EQUIPMENT	795	719	3,075	2,721
NET OCCUPANCY	1,115	1,106	4,504	4,480
COMMUNICATION EXPENSES	522	488	2,158	1,878
PROFESSIONAL AND OTHER SERVICES	1,571	1,399	5,690	4,790
OTHER REAL ESTATE EXPENSE	2,329	1,056	7,896	6,995
FDIC INSURANCE EXPENSE	445	877	2,581	3,534
OTHER OPERATING EXPENSES	3,462	2,593	11,993	9,002

TOTAL NONINTEREST EXPENSE	23,649	20,177	85,422	75,973

INCOME BEFORE INCOME TAX EXPENSE	5,811	3,920	16,543	14,532
INCOME TAX EXPENSE	1,979	932	5,145	4,399

NET INCOME	3,832	2,988	11,398	10,133
PREFERRED STOCK DIVIDENDS	(824)	(823)	(3,293)	(3,293)

NET INCOME AVAILABLE TO COMMON EQUITY	$3,008	$2,165	$8,105	$6,840

EARNINGS PER SHARE:
BASIC EARNINGS PER SHARE	$0.23	$0.20	$0.67	$0.64

DILUTED EARNINGS PER SHARE	$0.21	$0.18	$0.60	$0.57

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	13,070,589	10,823,725	12,166,901	10,720,338

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-FULLY DILUTED	14,363,913	12,223,313	13,608,066	12,065,215

FIDELITY SOUTHERN CORPORATION

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30,	September 30,
	DECEMBER 31,	DECEMBER 31,
(DOLLARS IN THOUSANDS)	2011	2010
ASSETS
CASH AND DUE FROM BANKS	$54,873	$47,242
FEDERAL FUNDS SOLD	2,411	517

CASH AND CASH EQUIVALENTS	57,284	47,759
INVESTMENTS AVAILABLE-FOR-SALE	261,419	161,478
INVESTMENTS HELD-TO-MATURITY	8,876	14,110
INVESTMENT IN FHLB STOCK	7,582	6,542
LOANS HELD-FOR-SALE	133,849	209,898
LOANS	1,623,871	1,403,372
ALLOWANCE FOR LOAN LOSSES	(27,956)	(28,082)

LOANS, NET	1,595,915	1,375,290
FDIC INDEMNIFICATION RECEIVABLE	12,279	—
PREMISES AND EQUIPMENT, NET	28,909	19,510
OTHER REAL ESTATE, NET	30,526	20,525
ACCRUED INTEREST RECEIVABLE	9,015	7,990
BANK OWNED LIFE INSURANCE	31,490	30,275
OTHER ASSETS	57,651	51,923

TOTAL ASSETS	$2,234,795	$1,945,300

LIABILITIES

DEPOSITS:
NONINTEREST-BEARING DEMAND	$269,590	$185,614
INTEREST-BEARING DEMAND/ MONEY MARKET	526,962	427,590
SAVINGS	389,246	398,012
TIME DEPOSITS, $100,000 AND OVER	329,164	246,317
OTHER TIME DEPOSITS	356,554	355,715

TOTAL DEPOSIT LIABILITIES	1,871,516	1,613,248

SHORT-TERM BORROWINGS	53,081	32,977
SUBORDINATED DEBT	67,527	67,527
OTHER LONG-TERM DEBT	52,500	75,000
ACCRUED INTEREST PAYABLE	2,535	2,973
OTHER LIABILITIES	20,356	13,064

TOTAL LIABILITIES	2,067,515	1,804,789

SHAREHOLDERS’ EQUITY

PREFERRED STOCK	46,461	45,578
COMMON STOCK	72,753	57,542
ACCUMULATED OTHER COMPREHENSIVE INCOME	3,710	458
RETAINED EARNINGS	44,356	36,933

TOTAL SHAREHOLDERS’ EQUITY	167,280	140,511

TOTAL LIABILITIES AND SHARE- HOLDERS’ EQUITY	$2,234,795	$1,945,300

BOOK VALUE PER SHARE	$9.22	$8.77

SHARES OF COMMON STOCK OUTSTANDING	13,098,202	10,829,492

FIDELITY SOUTHERN CORPORATION

LOANS, BY CATEGORY

(UNAUDITED)

	September 30,	September 30,	September 30,
	DECEMBER 31,
(DOLLARS IN THOUSANDS)	2011	2010	PERCENT CHANGE
COMMERCIAL, FINANCIAL AND AGRICULTURAL	$106,552	$97,331	9.47%
TAX-EXEMPT COMMERCIAL	4,944	5,151	(4.02)%
REAL ESTATE MORTGAGE—COMMERCIAL	409,932	351,548	16.61%

TOTAL COMMERCIAL	521,428	454,030	14.84%
REAL ESTATE-CONSTRUCTION	122,795	116,755	5.17%
REAL ESTATE-MORTGAGE	143,717	139,254	3.20%
CONSUMER INSTALLMENT	835,931	693,333	20.57%

LOANS	1,623,871	1,403,372	15.71%
LOANS HELD-FOR-SALE:
ORIGINATED RESIDENTIAL MORTGAGE LOANS	90,907	155,029	(41.36)%
SBA LOANS	12,942	24,869	(47.96)%
INDIRECT AUTO LOANS	30,000	30,000	0.00%

TOTAL LOANS HELD-FOR-SALE	133,849	209,898	(36.23)%

TOTAL LOANS	$1,757,720	$1,613,270

FIDELITY SOUTHERN CORPORATION

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(UNAUDITED)

	September 30,	September 30,
	YEAR ENDED DECEMBER 31,
(DOLLARS IN THOUSANDS)	2011	2010
BALANCE AT BEGINNING OF PERIOD	$28,082	$30,072
CHARGE-OFFS:
COMMERCIAL, FINANCIAL AND AGRICULTURAL	682	883
SBA	1,408	381
REAL ESTATE-CONSTRUCTION	13,494	11,274
REAL ESTATE-MORTGAGE	804	656
CONSUMER INSTALLMENT	5,638	7,086

TOTAL CHARGE-OFFS	22,026	20,280
RECOVERIES:
COMMERCIAL, FINANCIAL AND AGRICULTURAL	7	23
SBA	79	5
REAL ESTATE-CONSTRUCTION	596	361
REAL ESTATE-MORTGAGE	44	8
CONSUMER INSTALLMENT	849	768

TOTAL RECOVERIES	1,575	1,165

NET CHARGE-OFFS	20,451	19,115
PROVISION FOR LOAN LOSSES	20,325	17,125

BALANCE AT END OF PERIOD	$27,956	$28,082

RATIO OF NET CHARGE-OFFS DURING PERIOD TO AVERAGE LOANS OUTSTANDING, NET	1.38%	1.44%
ALLOWANCE FOR LOAN LOSSES AS A % OF LOANS	1.72%	2.00%
ALLOW FOR LOAN LOSSES AS A % OF LOANS EXCLUDING DECATUR FIRST BANK	1.81%	2.00%

NONPERFORMING ASSETS

(UNAUDITED)

	September 30,	September 30,
	DECEMBER 31,
(DOLLARS IN THOUSANDS)	2011	2010
NONACCRUAL LOANS [1]	$71,271	$76,545
REPOSSESSIONS	1,423	1,119
OTHER REAL ESTATE [2]	30,526	20,525

TOTAL NONPERFORMING ASSETS	$103,220	$98,189

*** INCLUDES SBA GUARANTEED AMOUNTS OF APPROXIMATELY	$11,105	$7,818

LOANS PAST DUE 90 DAYS OR MORE AND STILL ACCRUING	$116	$—

RATIO OF LOANS PAST DUE 90 DAYS OR MORE AND STILL ACCRUING TO TOTAL LOANS	0.01%	—%

RATIO OF NONPERFORMING ASSETS TO TOTAL LOANS, OREO AND REPOSSESSIONS	5.77%	6.01%

[1]	Nonaccrual loans includes $10,949 and zero in loans covered by an 80% FDIC loss share agreement at December 31, 2011 and 2010, respectively.

[2]	ORE includes $9,389 and zero covered by an 80% FDIC loss share agreement at December 31, 2011 and 2010, respectively.

FIDELITY SOUTHERN CORPORATION

AVERAGE BALANCE, INTEREST AND YIELDS

(UNAUDITED)

	0000000	0000000	0000000	0000000	0000000	0000000
	YEAR ENDED
	December 31, 2011			December 31, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(DOLLARS IN THOUSANDS)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Loans, net of unearned income:
Taxable	$1,606,783	$86,497	5.38%	$1,475,351	$87,104	5.90%
Tax-exempt (1)	5,042	308	6.14%	5,267	324	6.17%

Total loans	1,611,825	86,805	5.38%	1,480,618	87,428	5.90%

Investment securities:
Taxable	215,719	6,227	2.89%	208,834	7,302	3.50%
Tax-exempt (2)	13,103	829	6.33%	11,706	730	6.23%

Total investment securities	228,822	7,056	3.09%	220,540	8,032	3.65%

Interest-bearing deposits	92,174	225	0.24%	74,792	177	0.24%
Federal funds sold	950	—	0.06%	613	1	0.07%

Total interest-earning assets	1,933,771	94,086	4.87%	1,776,563	95,638	5.38%

Noninterest-earning:
Cash and due from banks	23,769			12,213
Allowance for loan losses	(28,724)			(28,085)
Premises and equipment, net	22,253			18,877
Other real estate	24,754			23,225
Other assets	87,346			76,864

Total assets	$2,063,169			$1,879,657

Liabilities and shareholders’ equity
Interest-bearing liabilities:
Demand deposits	$439,243	$2,334	0.53%	$344,607	$3,014	0.87%
Savings deposits	407,865	3,183	0.78%	415,516	5,767	1.39%
Time deposits	652,343	10,792	1.65%	633,374	14,664	2.32%

Total interest-bearing deposits	1,499,451	16,309	1.09%	1,393,497	23,445	1.68%

Federal funds purchased	36	—	1.06%	740	7	0.94%
Securities sold under agreements to repurchase	19,335	210	1.09%	22,436	442	1.97%
Other short-term borrowings	18,680	475	2.54%	14,493	572	3.94%
Subordinated debt	67,527	4,494	6.66%	67,527	4,502	6.67%
Long-term debt	58,301	1,361	2.33%	61,575	1,595	2.59%
Total interest-bearing liabilities	1,663,330	22,849	1.37%	1,560,268	30,563	1.96%

Noninterest-bearing:
Demand deposits	219,377			169,120
Other liabilities	27,150			15,137
Shareholders’ equity	153,312			135,132

Total liabilities and shareholders’ equity	$2,063,169			$1,879,657

Net interest income / spread		$71,237	3.50%		$65,075	3.42%

Net interest margin			3.68%			3.66%

(1)	Interest income includes the effect of taxable-equivalent adjustment for 2011 and 2010 of $107,000 and $112,000, respectively.

(2)	Interest income includes the effect of taxable-equivalent adjustment for 2011 and 2010 of $279,000 and $242,000, respectively.

FIDELITY SOUTHERN CORPORATION

AVERAGE BALANCE, INTEREST AND YIELDS

(UNAUDITED)

	QUARTER ENDED
	December 31, 2011			December 31, 2010
	Average	Income/	Yield/	Average	Income/	Yield/
(DOLLARS IN THOUSANDS)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets :
Loans, net of unearned income
Taxable	$1,724,546	$22,346	5.14%	$1,568,247	$22,377	5.67%
Tax-exempt (1)	4,965	76	6.14%	5,227	82	6.21%

Total loans	1,729,511	22,422	5.15%	1,573,474	22,459	5.67%

Investment securities
Taxable	256,658	1,600	2.49%	167,523	1,318	3.15%
Tax-exempt (2)	17,255	278	6.43%	11,705	183	6.26%

Total investment securities	273,913	1,878	2.75%	179,228	1,501	3.36%

Interest-bearing deposits	45,162	26	0.23%	44,798	29	0.26%
Federal funds sold	1,177	—	0.07%	601	—	0.07%

Total interest-earning assets	2,049,763	24,326	4.71%	1,798,101	23,989	5.29%

Cash and due from banks	20,330			22,349
Allowance for loan losses	(28,582)			(27,663)
Premises and equipment, net	27,261			19,411
Other real estate	34,417			21,560
Other assets	91,672			75,012

Total assets	$2,194,861			$1,908,770

Liabilities and shareholders’ equity
Interest-bearing liabilities :
Demand deposits	$492,980	$482	0.39%	$433,452	$798	0.73%
Savings deposits	395,654	401	0.40%	379,991	1,084	1.13%
Time deposits	688,126	2,636	1.35%	588,528	2,831	1.91%

Total interest-bearing deposits	1,576,760	3,519	0.89%	1,401,971	4,713	1.33%

Federal funds purchased	109	—	1.11%	—	—	—
Securities sold under agreements to repurchase	18,649	11	0.23%	22,077	123	2.21%
Other short-term borrowings	30,360	162	2.12%	—	—	0.00%
Subordinated debt	67,527	1,129	6.64%	67,527	1,124	6.60%
Long-term debt	52,500	305	2.30%	75,000	460	2.44%

Total interest-bearing liabilities	1,745,905	5,126	1.17%	1,566,575	6,420	1.63%

Noninterest-bearing :
Demand deposits	257,393			185,866
Other liabilities	28,835			16,290
Shareholders’ equity	162,728			140,039

Total liabilities and shareholders’ equity	$2,194,861			$1,908,770

Net interest income / spread		$19,200	3.54%		$17,569	3.66%

Net interest margin			3.72%			3.88%

(1)	Interest income includes the effect of taxable-equivalent adjustment for 2011 and 2010 of $26,000 and $29,000, respectively.

(2)	Interest income includes the effect of taxable-equivalent adjustment for 2011 and 2010 of $95,000 and $61,000, respectively.